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                                                                    Exhibit 10.B


                               AMENDMENT NO. 3 TO
                           RECEIVABLES SALE AGREEMENT

            This Amendment No. 3 to Receivables Sale Agreement (this "Amendment") is entered into as of November 25, 2002, between Avnet, Inc., a New York corporation ("Originator"), and Avnet Receivables Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

            Originator and Buyer entered into that certain Receivables Sale Agreement, dated as of June 28, 2001, and amended such Receivables Sale Agreement pursuant to Amendment No. 1 thereto, dated as of February 6, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 2 thereto, dated as of June 26, 2002 (such agreement, as so amended, the "Sale Agreement").

            Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Financial Institutions party thereto, the Companies party thereto and Bank One, NA (Main Office Chicago), as agent, are entering into Amendment No. 2 to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the "RPA Amendment").

            Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, to, among other things, conform the Sale Agreement with the amendments contemplated by the RPA Amendment, as more particularly described herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

            Section 2. Amendments. Subject to the terms and conditions set forth herein, the Sale Agreement is hereby amended as follows:


                                                              AMENDMENT NO. 3 TO
                                                      RECEIVABLES SALE AGREEMENT
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                  (a) Section 1.6 of the Sale Agreement is hereby amended by replacing the phrase "Receivables now existing and hereafter arising" in such section with the phrase "Receivables now existing and hereafter arising through and including the Termination Date".

                  (b) Section 4.2(d) of the Sale Agreement is hereby amended by
(i) adding the following phrase to the end of the first sentence in such section, ";provided that, after the Termination Date, Originator may grant or create a Permitted Adverse Claim upon any Receivable arising after the Termination Date, together with any Collections and Related Security with respect to any such Receivable arising after the Termination Date" and (ii) adding the following phrase to the end of the last sentence in such section, ", other than a Permitted Adverse Claim; provided that such Permitted Adverse Claim does not create or suffer to exist any Adverse Claim on or with respect to (i) the proceeds of any inventory which proceeds constitute Receivables, Related Security or Collections or (ii) any returned or repossessed inventory or goods the sale, lease or financing of which gave rise to any Receivable".

                  (c) Exhibit I to the Sale Agreement is hereby amended by replacing the phrase "other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising" in the definition of "Receivable" appearing in such exhibit with the phrase "other interest (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible), arising".

            Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                  (a) Amendment. The Buyer and the Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  (b) RPA Amendment. All conditions precedent contained in
Section 3 of the RPA Amendment shall have been satisfied and the RPA Amendment shall be in full force and effect.

                  (c) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and


                                                              AMENDMENT NO. 3 TO
                                                      RECEIVABLES SALE AGREEMENT


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warranties contained in the Sale Agreement and in each other Transaction
Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

                  (d) No Termination Event or Potential Termination Event. As of the date hereof, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Buyer and Originator shall be deemed to have represented and warranted such).

            Section 4. Miscellaneous.

                  (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the Sale Agreement, to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees and Expenses. Originator agrees to reimburse Buyer and its assigns upon demand for all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer and its assigns).


                                                              AMENDMENT NO. 3 TO
                                                      RECEIVABLES SALE AGREEMENT


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                  (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                            (Signature Page Follows)

                                                              AMENDMENT NO. 3 TO
                                                      RECEIVABLES SALE AGREEMENT


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                       AVNET, INC.


                                       By:  /s/ Raymond Sadowski
                                          --------------------------------------
                                       Name:  Raymond Sadowski
                                       Title: Senior Vice President and
                                              Chief Financial Officer


                                       AVNET RECEIVABLES CORPORATION


                                       By:  /s/ Raymond Sadowski
                                          --------------------------------------
                                       Name:  Raymond Sadowski
                                       Title: President and Treasurer


                                                              AMENDMENT NO. 3 TO
                                                      RECEIVABLES SALE AGREEMENT